EXHIBIT 4.5

                           ALB ACQUISITION AGREEMENT
                             DATED OCTOBER 20, 2006







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                            ROCHESTER RESOURCES LTD.
                               400-535 Howe Street
                                  Vancouver, BC
                                     V6C 2Z4

October 20, 2006

Each of the  Shareholders  of ALB Holdings
Listed on the Execution page of this Agreement
c/o ALB Holdings Ltd.
Suite 1305, 1090 Georgia St. W.
Vancouver, BC  V6E 3V7

Nick DeMare and Alfredo Parra Davila
as Principals of ALB Holdings Ltd.
c/o Suite 1090 West Georgia Street
Vancouver, BC  V6E 3V7

ALB Holdings Ltd.
Suite 1305, 1090 Georgia St. W.
Vancouver, BC  V6E 3V7

Dear Sirs:

RE: ACQUISITION BY ROCHESTER RESOURCES LTD. ("ROCHESTER") OF 100% OF THE ISSUED AND OUTSTANDING SHARES OF ALB HOLDINGS LTD. ("ALB") FROM THE SHAREHOLDERS OF ALB (THE "SHAREHOLDERS")

Rochester is the beneficial owner of 51% of the issued and outstanding shares in the capital of Mina Real Mexico S.A. de C.V. ("Mina Real") and ALB is the beneficial owner of 49% of the issued and outstanding shares of Mina Real. Mina Real is the beneficial owner of a 100% interest in certain exploration and mining concessions (the "Concessions") situated in Nayarit, Mexico, as more particularly described in Schedule "A" (the "Mina Real Concessions"). Rochester acquired its 51% interest in Mina Real pursuant to the terms of an option agreement dated January 8, 2006 (the "Option Agreement") and a facilitation agreement dated June 20, 2006.

Rochester, ALB, the Shareholders and the Principals now wish to enter into this agreement to describe the terms and conditions of the acquisition by Rochester from the Shareholders of all of the issued and outstanding shares of ALB.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       DEFINITIONS

         (a) "ACCREDITED INVESTOR" has the meaning given to such term by Rule 501(a) of Regulation D of the U.S. Securities Act;

         (b) "ACQUISITION" means the proposed acquisition of 100% of the issued and outstanding ALB Shares by Rochester from the Shareholders in consideration of the Purchase Price;

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         (c)      "ALB SHARES" means common shares in the capital of ALB;

         (d) "AGREEMENT" means this Agreement including the recitals and schedules hereto, as amended and supplemented;


         (e) "APPROVALS" means any and all approvals, orders, consents, filings, licences and permits required by any applicable law, rule, regulation, order, decree, statute or otherwise, including all governmental, court, securities, regulatory, shareholder and stock exchange approvals;

         (f) "CLOSING" means the closing of the purchase and sale of the ALB Shares on the Closing Date;

         (g) "CLOSING DATE" means that date designated by Rochester and ALB in connection with the Closing;

         (h)      "CMH  DEBT"   means  a  debt  in  the   aggregate   amount  of
                  US$2,000,000 owing to Compania Minera Huajicara S.A. de C.V. by Desarrollos Mineros de Occideute S.A. de C.V.;

         (i) "CONCESSIONS" means the mining concessions that Mina Real owns as more particularly described in Schedule "A" hereto;

         (j) "CONSTATING DOCUMENTS" means the Notice of Articles, the Articles pursuant to which a corporation is incorporated, organized, arranged, continued or amalgamated, as the case may be, together with any amendments thereto, any by-laws of such corporation, any special rights and restrictions associated with any class of shares and any shareholders' agreement which has been executed by such corporation and which governs in whole or in part such corporation's affairs;

         (k)      "ENCUMBRANCES"  means  any and  all  claims,  liens,  security interest, mortgages, pledges, pre-emptive rights, charges, options, equity interests, encumbrances, proxies, voting agreements, voting trusts, leases, tenancies, easements or other interests of any nature and kind whatsoever, howsoever created;

         (l) "GOVERNMENTAL AUTHORITY" means any federal, provincial, state, municipal, county or regional governmental or quasi-governmental authority, domestic or foreign, and bureau, board, administrative or other agency or regulatory body or instrumentality thereof;

         (m) "MINA REAL" means Mina Real Mexico S.A. de C.V., a body corporate subsisting under the laws of Mexico;

         (n)      "MINA REAL SHARES"  means common shares in the capital of Mina
                  Real;

         (o) "PERSON OR PERSON" means an individual, a partnership, a corporation, a joint venture, a trust, an unincorporated association or other entity or government or any agency or political subdivision thereof;

         (p)      "PARTIES" means ALB, Rochester and the Shareholders;



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         (q)      "PRINCIPALS" means Nick DeMare and Alfredo Parra Davila,  each of who are Shareholders of ALB;

         (r) "PURCHASE PRICE" means an aggregate of up to 10,500,000 Rochester Shares to be issued to the Shareholders on the basis of 1.3625746 Rochester Shares for each ALB Share held, subject to applicable resale restrictions under securities laws and the rules and policies of the TSXV;

         (s) "REPRESENTATIVE" has the meaning given to that term in Section 16.1, and means initially Nick Demare, Director of ALB;

         (t) "ROCHESTER SHARES" means common shares in the capital of Rochester to be issued to the Shareholders as payment of the Purchase Price;

         (u) "SECURITIES LAWS" means the securities legislation other than the U.S. Securities Act having application, the regulations and rules thereunder and all administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted by the applicable securities regulatory authority, all as amended;

         (v) "SHAREHOLDERS" means the holders of 100% of the issued and outstanding shares of ALB as of the Closing Date;

         (w) "ROYALTY AGREEMENT" means a royalty agreement between ALB and Minas de Vallarta S.A. whereby Minas de Vallarta is entitled to receive a 1% net smelter return royalty from the Concessions which reduces to 1/2% after US$500,000 has been paid to Minas de Vallarta; and

         (x)      "TAXES"  means  all  income,  franchise,  business,  property, sales, use, value added, withholding, excise, alternate minimum capital and other taxes required to be reported upon or paid to any domestic or foreign jurisdiction and all interest and penalties thereon.

         (y)      "TSXV" means the TSX Venture Exchange.

         (z) "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

         (aa) "U.S. PERSON" means a U.S. Person as that term is defined in Rule 902(k) of Regulation S, and includes (i) any natural person resident in the United States and (ii) any partnership or corporation organized or incorporated under the laws of the United States, among other persons specified in such Rule;

         (bb) "U.S. PURCHASER" means (a) any person purchasing the Units in the United States, (b) any person purchasing Units on behalf of any person in the United States, (c) any person that receives or received an offer of the Units while in the United States, and (d) any person that is in the United States at the time such person's buy order was made or this subscription agreement was executed or delivered; and

         (cc) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended.



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 2.      LIST OF SCHEDULES

         Schedule "A" - Mina Real Concessions
         Schedule "B" - Liabilities of ALB
         Schedule "C" - Liabilities of Mina Real
         Schedule "D" - Representations and Warranties of the Principals Schedule "E" - Representations and Warranties of Rochester Schedule "F" - U.S. Accredited Investor Shareholder Letter Schedule "G" - U.S. Non-accredited Investor Shareholder Letter

3.       THE ACQUISITION

3.1 Relying upon the representations and warranties herein contained, and subject to the terms and conditions hereof, at the Closing, and subject to the terms and conditions of this Agreement, each Shareholder agrees to sell, on his own behalf and not on behalf of any of the other Shareholder, his ALB Shares to Rochester, and Rochester agrees with each Shareholders to purchase all of his ALB Shares on the Closing Date in exchange for the Purchase Price.

3.2      The  parties  acknowledge  and agree that some or all of the  Rochester
         Shares  may  be  subject  to  resale   restrictions   under  applicable
         Securities Laws and the TSXV.

3.3 The Purchase Price will be delivered to the Shareholders at or immediately following Closing as provided in Section 14.3.

4.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

4.1 Each Shareholder represents and warrants on a several basis to ALB and Rochester as of the date hereof and at the Closing that such
         Shareholder:


         (a) owns of record and at the Closing will own its ALB Shares free and clear of all Encumbrances, and at the Closing will have the full and lawful right and authority to sell its ALB Shares to Rochester and upon payment of the Purchase Price, Rochester will own such ALB Shares free and clear of all Encumbrances;

         (b) acknowledges that the issuance of Rochester Shares will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of Securities Laws of all jurisdictions applicable to such issuance and the U.S. Securities Act;

         (c) acknowledges that the Rochester Shares may be subject to certain trade restrictions and escrow requirements (the "Trade Restrictions") imposed by operation of applicable Securities Laws or the TSXV, as applicable, and by the U.S. Securities Act;

         (d)      agrees that each U.S. Purchaser who is an Accredited  Investor
                  shall  complete  and  execute  a  U.S.   Accredited   Investor
                  Shareholder Letter in the form attached hereto as Schedule F.

         (e) agrees that each U.S. Purchaser who is not an Accredited Investor shall complete and execute a U.S. Non-accredited Investor Shareholder Letter in the form attached hereto as Schedule "G".


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         (f)      unless such  Shareholder  has completed and delivered the U.S.
                  Shareholder Letter attached as either Schedule "F" or Schedule
                  "G"  hereto  (in  which   case  the   Shareholders   make  the
                  representations,   warranties  and  covenants  therein),  such
                  Shareholder acknowledges, represents and warrants that:

                  (i) the Rochester Shares will be offered and sold only in offshore transactions in accordance with Rule 903 of Regulation S ("Regulation S" means Regulation S adopted by the Securities and Exchange Commission under the U.S. Securities Act);

                  (ii) the offer to purchase its ALB Shares was not made to such Shareholder when either it or any beneficial purchaser for whom it is acting, if applicable, was in the United States;

                  (iii) it is not a U.S. Person and is not purchasing the applicable Rochester Shares on behalf of a U.S. Person or a person in the United States;

                  (iv) at the time this Agreement is executed and delivered by such Shareholder, it and any beneficial purchaser for whom it is acting, if applicable, was outside the United States;

                  (v) it or any beneficial purchaser for whom it is acting, if applicable, has no intention to distribute either directly or indirectly any of the Rochester Shares in the United States, except in compliance with the U.S. Securities Act; and

                  (vi) acknowledges that because of the Trade Restrictions imposed by operation of applicable Securities Laws, the certificates representing the Rochester Shares will bear such legends as may be required by applicable Securities Laws and by the rules and policies of the TSXV.

5.       ADDITIONAL ACKNOWLEDGEMENTS AND AGREEMENTS OF THE SHAREHOLDERS

5.1 Each of the Shareholders acknowledges and agrees that the Acquisition is subject to a number of conditions precedent which may be satisfied or waived by ALB, the Principals and Rochester described herein, based upon the Power of Attorney granted to the representative in Section 16.

5.2 From the date of execution of this Agreement until completion of the transactions contemplated herein or the earlier termination hereof, no Shareholder will enter into any agreement for the sale, option, transfer, encumbrance or other disposition of all or any part of its ALB Shares.

6.       REPRESENTATIONS AND WARRANTIES OF THE PRINCIPALS

6.1 Each of the Principals jointly and severally makes the representations and warranties described in Schedule "D" hereof.

7.       REPRESENTATIONS AND WARRANTIES OF ROCHESTER

7.1      Rochester  makes  the  representations  and  warranties   described  in
         Schedule "E" hereof.

8.       INDEMNITY AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

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8.1      SHAREHOLDERS TO INDEMNIFY  ROCHESTER.  Each of the  Shareholders  shall from and after Closing, severally indemnify and save harmless Rochester from and against all losses, judgments, liabilities, claims, damages and expenses arising out of or with respect to or relating to any representation or warranty of such Shareholder contained herein being untrue or incorrect; provided however that Rochester shall not be entitled to any indemnity hereunder unless written notice of a claim for indemnity and the reasons for which the indemnity is sought is provided to such Shareholder before the expiration of two years from the Closing Date. This section shall survive the Closing.

8.2 PRINCIPALS TO INDEMNIFY ROCHESTER. The Principals shall from and after Closing, jointly and severally indemnify and save harmless Rochester from and against all losses, judgments, liabilities, claims, damages and expenses arising out of or with respect to or relating to any representation or warranty of ALB or the Principals contained herein being untrue or incorrect; provided however that Rochester shall not be entitled to any indemnity hereunder unless written notice of a claim for indemnity and the reasons for which the indemnity is sought is provided to the Principals before the expiration of two years from the Closing Date. This section shall survive the Closing.

8.3 ROCHESTER TO INDEMNIFY THE SHAREHOLDERS. Rochester shall from and after the Closing, indemnify and save harmless the Shareholders from and against all losses, judgments, liabilities, claims, damages and expenses arising out of or with respect to or relating to any representation or warranty of Rochester contained herein being untrue or incorrect; provided however that ALB shall not be entitled to any indemnity hereunder unless written notice of a claim for indemnity and the reasons for which the indemnity is sought is provided to Rochester before the expiration of two years from the Closing Date. The section shall survive the Closing.

8.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by any party to this Agreement herein or pursuant hereto, including any statements contained in any certificate or other instrument delivered by or on behalf of any party pursuant to this Agreement, shall not merge and shall survive the completion of the transactions contemplated hereunder regardless of any independent investigations that any other party may have made at any time.

9.       COVENANTS

9.1 COVENANTS OF THE PRINCIPALS AND ALB. The Principals and ALB covenant and agree with Rochester as follows:

         (a) until the Closing Date, they will afford, or cause to be afforded, to Rochester and to their accountants, counsel, financial advisors and other representatives, full access during normal business hours to the Concessions and the ALB and Mina Real books, contracts, commitments and records in its possession or to which it has access and to allow Rochester and such representatives to perform a diligent and complete examination of the Concessions and of ALB and Mina Real during such period as Rochester may reasonably request;

         (b) until the Closing Date, they will not and shall ensure that ALB and Minal Real shall not take or permit to be taken or suffer any action which would in any way impair or derogate from the right of Rochester to acquire on the Closing Date all right, title and interest, both real and beneficial, in and to the ALB Shares or affect any of the interest of ALB in or to the Mina Real Shares, or would render inaccurate in any material way any of the representations and warranties set
                  forth  in  Schedule  "D"  as  if  such   representations


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                  and  warranties  were made at a date  subsequent  to such act,
                  transaction  or  negotiation,   unless  such   transaction  or
                  negotiation is entered into with the consent of Rochester;

         (c) on Closing ALB will execute and deliver or cause to be executed and delivered to Rochester any and all documents necessary to approve, transfer, assign and convey the ALB Shares free and clear of all Encumbrances to Rochester (or as otherwise directed by Rochester), in accordance with the terms of this Agreement;

         (d) each of the Principals and ALB will in good faith make reasonable efforts to cause all the covenants and conditions precedent on its part to be performed, to be complied with on or before the Closing Date;

         (e) as soon as reasonably possible after any of the Principals or ALB has determined that a state of facts exists which results in or will result in the non-fulfilment of any of the material covenants or conditions precedent, ALB will notify Rochester of such state of facts; and

         (f) the Principals and ALB will indemnify and save Rochester harmless from and against any and all liabilities, losses, claims, damages incurred or suffered by Rochester by reason of, resulting from, in connection with, or arising in any manner out of the failure by the Principals or ALB to observe or perform its covenants and agreements set out in this
                  Section 9.1.

9.2 COVENANTS OF THE ROCHESTER. Rochester covenants and agrees with ALB and the Shareholders as follows:

         (a) until the Closing Date, Rochester will not perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the completion of the transactions contemplated herein or would render inaccurate in any material way any of the representations and warranties set forth in Schedule "D" as if such representations and warranties were made at a date subsequent to such act, transaction or negotiation, unless such transactions or negotiations are entered into with the consent of ALB;

         (b) forthwith after execution and delivery of this Agreement, Rochester will take such steps and proceedings in good faith as may be reasonably required to obtain all Approvals required for Rochester to complete the transactions contemplated herein and to carry out the obligations of Rochester thereunder;

         (c) until the Closing Date, Rochester shall not take or permit to be taken or suffer any actions which would render unaccountable in any material way any of the representations and warranties set forth in Schedule "E" as if such representations and warranties were made at a date subsequent to such act, transaction or negotiation, unless such act, transaction or negotiation is entered into with the consent of ALB;

         (d) on the Closing Date Rochester will, subject to the terms of this Agreement, deliver to ALB share certificates representing the Purchase Price duly registered in the names of the Shareholders or their designated nominees, as fully paid and non-assessable shares, free and clear of all Encumbrances;

         (e) Rochester will, subject to receipt of consents to act from Nick De Mare and Davila, cause Mina Real to appoint such persons to the Board of Directors of Rochester.



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         (f)      Rochester will in good faith make reasonable  efforts to cause all of the covenants and the conditions precedent on its part to be performed, to be complied with on or before the Closing Date;

         (g) as soon as reasonably possible after Rochester has determined that a state of facts exists which results in or will result in the non-fulfilment of any of the covenants and material conditions precedent , Rochester will notify ALB of such state of facts;

         (h) Rochester will indemnify and save ALB harmless from and against any and all liabilities, losses, claims, damages incurred or suffered by ALB by reason of, resulting from, in connection with, or arising in any manner out of the failure by Rochester to observe or perform its covenants and agreements set out in this Section 9.2.

10.      GENERAL CONDITIONS PRECEDENT.

10.1 The respective obligations of the parties to consummate the Acquisition is subject to the satisfaction, on or before the Closing Date, of the following conditions which may be released or waived by mutual consent of Rochester, the Principals, ALB and the Shareholders, or as otherwise provided hereunder:

         (a) there shall not be in force any order or decree of a court of competent jurisdiction or any Governmental Authority restraining, interfering with or enjoining the consummation of the transactions contemplated herein;

         (b) all Approvals required for the completion of the transactions contemplated herein shall have been obtained or received from the Persons having jurisdiction in the circumstances including the TSXV's final acceptance to the Acquisition; and

         (c)      this Agreement  shall not have been  terminated  under Section
                  15.

11.      CONDITIONS PRECEDENT IN FAVOUR OF ROCHESTER

         Rochester's  obligation to complete the  Acquisition  is subject to the
         following   conditions   precedent  which  are  to  be  satisfied,   as
         applicable, on or before the Closing:

         (a) Rochester having obtained the consent or approval of any parties from whom consent to the Acquisition is required;

         (b) Rochester and its counsel having satisfied themselves with the results of the searches and other due diligence reviews in respect of ALB, Minal Real and the Concessions and that is otherwise reasonable or customary in a transaction of a similar nature;

         (c) the representations and warranties of each of the Shareholders, the Principals and ALB contained herein and in the U.S. Shareholders Letters will be true and correct in all material respects at and as of the Closing;

         (d) all covenants, agreements and obligations hereunder on the part of the Shareholders, the Principals and ALB to be performed or complied with at or prior to the Closing contained herein will have been performed and complied with in all material respects; and



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         (e)      100%  of the  ALB  Shares  shall  have  been  tendered  by the
                  Shareholders for the Acquisition.

         The conditions set forth in this Section 11 are for the exclusive benefit of Rochester and may be unilaterally waived by Rochester to the extent permitted by applicable laws or regulatory requirements in whole or in part at any time.

12.      CONDITIONS PRECEDENT IN FAVOUR OF ALB AND THE SHAREHOLDERS

         The respective obligations of the Principals, ALB and the Shareholders to complete the Acquisition are subject to the following conditions precedent which are to be satisfied, as applicable, on or before the Closing, or such earlier date as may be indicated:

         (a) ALB and their counsel having had a reasonable opportunity to perform and satisfy themselves with the results of the searches and other due diligence reasonable or customary in a transaction of a similar nature to that contemplated herein;

         (b) the representations and warranties of Rochester contained herein will be true and correct in all material respects at and as of the Closing;

         (c) all covenants, agreements and obligations hereunder on the part of Rochester to be performed or complied with at or prior to the Closing contained herein will have been performed and complied with in all material respects;

         The conditions set forth in this Section 12 are for the exclusive benefit of the Principals, ALB and the Shareholders and may be unilaterally waived by the Principals, the Shareholders and ALB in whole or in part at any time, or as otherwise provided hereunder.

13.      CLOSING

13.1 The Closing shall take place at the offices of Axium Law Corporation, Barristers & Solicitors, Suite 3350 - 1055 Dunsmuir Street, Vancouver, British Columbia at 10:00 a.m. local time in Vancouver, B.C. on the Closing Date. In the event that the Acquisition has not closed on or before December 31, 2006, Rochester or ALB may terminate this Agreement by notice in writing to the other parties and it shall be of no further force and effect.

14.      CLOSING DELIVERIES

14.1 On or before the Closing Date, Rochester shall deliver to ALB or the Representative (on behalf of the Shareholders) the following documents:

         (a)      share  certificates   representing  the  Rochester  Shares  in
                  payment of the Purchase Price registered in the names of the Shareholders;

         (b)      evidence that Rochester has satisfied,  released or waived all
                  conditions   precedent  in  the  Letter  of  Intent  and  this
                  Agreement; and

         (c) such other materials that are required, in the opinion of ALB and the Representative (on behalf of the Shareholders), acting reasonably, required to be delivered by Rochester in order for it to have met its obligations under this Agreement.

14.2 On or before the Closing Date, each of the Shareholders shall deliver to Rochester or to ALB or the Representative for delivery to Rochester at Closing, the following documents:

         (a) share certificates representing 100% of the ALB Shares duly executed for transfer by the Shareholders to Rochester and, if requested by Rochester, a share certificate representing 100% of the ALB Shares registered in the name of Rochester;

         (b) evidence that the Principals, ALB and the Representative, as applicable, have satisfied, released or waived all conditions precedent in this Agreement;

         (c) an executed copy of this Agreement by each of the Shareholders together with the applicable U.S. Shareholder Letter attached as either Schedule "F" or "G";

         (d) ALB will cause Nick DeMare and Davila to table for delivery to Rochester an executed consent to act as a director of Rochester; and

         (e) such other materials that are in the opinion of Rochester, acting reasonably, required to be delivered by the Shareholders in order for them to have met their obligations under this Agreement.

14.3 Immediately following Closing, ALB will cause to be delivered to the Representative for further delivery to the Shareholders, share certificates representing their Rochester Shares (which are not subject to escrow conditions) and copies of share certificates representing such Rochester Shares and a letter from the escrow agent confirming that it holds the Rochester Shares which are subject to applicable escrow requirements in the names of the Shareholders.

15.      TERMINATION

15.1 Unless otherwise agreed in writing by Rochester and the Shareholders (or Representatives on behalf of the Shareholders), this Agreement shall terminate without further notice or agreement in the event that:

         (a) the conditions precedent set out in Sections 10, 11 and 12 hereof are not satisfied, released or waived on or before the Closing; or

         (b) the Closing Date has not occurred on or before December 31, 2006, or such later date as may be approved in writing by Rochester, the Principals and ALB.

16.      POWER OF ATTORNEY

16.1 Each Shareholder hereby irrevocably nominates, constitutes and appoints Nick Demare (the "Representative") as his, her or its agent and attorney-in-fact to act on his, her or its behalf with full power and authority in his, her or its name, place and stead to deliver:

         (a) all certificates, documents and agreements representing the ALB Shares to Rochester;

         (b) execute and deliver a stock power or agreement to transfer the ALB Shares to Rochester;

         (c) execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after Closing in order that the full intent and meaning of this Agreement is carried out;

         (d) give and receive communications and directions in connection with this Agreement;

         (e)      extend the date of Closing;

         (f) to waiver any condition precedent contained in Sections 10 and 12 of this Agreement.

         (g) take all actions necessary or appropriate in the judgment of the Representative for the accomplishment of the foregoing, including without limitation the right to resolve any disagreements or disputes, and to exercise such rights, power and authority as are incidental thereto; and

         (h) this power of attorney shall terminate upon the termination of this Agreement.

16.2 In the event Nick Demare is unavailable to act as Representative, then such person as is then designated by a majority of the board of directors of ALB, as then constituted is authorized and directed to take such action on behalf of each Shareholder and to exercise such rights, power and authority as are authorized, delegated and granted to the Representative under this Agreement.

16.3 Each Shareholder agrees to be bound by the actions taken by the Representative pursuant to this power of attorney in accordance with the terms hereof and hereby waives any and all defences which may be available to the Shareholder to contest, negate or disaffirm the action of the Representative taken under this power of attorney.

16.4 The Representative and ALB, its directors, officers, employees, advisors and agents, shall not be liable for any act done or omitted hereunder as attorney for a Shareholder. Each Shareholder indemnifies the Representative, ALB, its directors, officers, employees, advisors and agents, and holds them harmless against any loss, liability or expense arising out of, or in connection with, any actions taken pursuant to this power of attorney.

17.      INDEPENDENT LEGAL ADVICE

17.1 Each of the parties to this Agreement acknowledge and agree that Axium Law Corporation ("Axium") has acted as counsel only to Rochester and that Axium is not protecting the rights and interests of the Shareholders. The Shareholders acknowledge and agree that they have each been given them the opportunity to seek independent legal advice with respect to the subject matter of this Agreement and, further, the Shareholders hereby represent and warrant to Rochester that they have sought independent legal advice or waive such advice.

18.      GENERAL

18.1 This Agreement will enure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by any Party without the prior written consent of the others.

18.2 This Agreement may be executed by fax and in counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of a copy by facsimile or other electronic means will be deemed to be delivery of an original.

18.3 This Agreement is intended to be a binding agreement between the Parties subject to the terms and conditions hereof.

18.4     Time is of the essence of this Agreement.

18.5 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

18.6 If any provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such provision will be severed from and will not affect any other provision of this Agreement. Upon such determination, the Parties will negotiate in good faith to modify such terms or provisions so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible. All other provisions of this Agreement will, nevertheless, remain in full force and effect and no provision will be deemed dependent upon any other provision unless so expressed.

18.7 This Agreement constitutes the entire agreement among the parties in respect of the matters herein.

18.8 No alteration, amendment, modification or interpretation of this Agreement or any provision of it shall be valid and binding upon the parties hereto unless such alterations, amendment, modification or interpretation is in written form.

18.9 Any payment notice, request, demand and other communications to be given under this Agreement shall be in writing and shall be delivered by hand, email or by fax to the parties as follows:

                  To:   ALB or the Shareholders:

                  ALB Holdings Ltd. or
                  the Shareholders
                  Suite 1305, 1090 Georgia St. W.
                  Vancouver, BC  V6E 3V7
                  Fax:  604 683-1585
                  Email: ndemare@chasemgt.com

                  To:   Rochester :

                  Rochester Resource Corporation
                  400-535 Howe Street
                  Vancouver, BC
                  V6C 2Z4
                  Fax:  604 688-3348
                  Email: dgood@rochesterresourcesltd.com

If you agree to the above terms, kindly sign two copies of this Agreement signifying your approval and acceptance and return one fully executed letter to the writer at your earliest convenience. Upon acceptance this offer becomes a binding agreement subject to its terms.

Yours truly,

ALB HOLDINGS LTD


Per:     /s/ NICK DEMARE
    ----------------------------------
      Authorized Signatory


Agreed to and accepted this 20TH day of October, 2006


ROCHESTER RESOURCES LTD.


Per:     /s/ DOUGLAS GOOD
    ----------------------------------
      Authorized Signatory


On behalf of the Principals:

/s/ NICK DEMARE
--------------------------------------
NICK DEMARE


/s/ ALFREDO PARRA DAVILA
--------------------------------------
ALFREDO PARRA DAVILA

Each of the undersigned Shareholder hereby agrees to the foregoing terms and conditions of this Agreement dated October _____, 2006.



----------------------------------         -------------------------------------
Signature/Name:                                     Number of ALB Shares



REGISTRATION INSTRUCTIONS:                  DELIVERY INSTRUCTIONS:



----------------------------------         -------------------------------------
Name                                        Name


----------------------------------         -------------------------------------
Account reference, if applicable            Account reference, if applicable


----------------------------------         -------------------------------------
Address                                     Contact Name


----------------------------------         -------------------------------------
                                            Address


----------------------------------         -------------------------------------
                                            Telephone Number


----------------------------------         -------------------------------------
                                            Facsimile Number

                                  SCHEDULE "A"


                              MINA REAL CONCESSIONS
                                   CONCESSIONS


--------------------------------------------------------------------------------
CONCESSION NAME         CONCESSION TYPE       TITLE NUMBER      ACRES (HECTARES)
--------------------------------------------------------------------------------

LA CRUZ                   Exploration         220101              2,266.76
TAJOS CUATES              Exploration         213209                120.57
TOMMINI                   Exploration         Pending               495.00
TOMMINI II                Exploration         Pending               495.00
--------------------------------------------------------------------------------
TOTAL                     N/A                 N/A                  3387.33
--------------------------------------------------------------------------------

All concessions lie within the INEGI topographic sheets F13 D32 (Santa Maria del
Oro) and F13D42 (Ixlan del Rio).

                                  SCHEDULE "B"



ALB LIABILITIES

Limited to the CMH Debt

                                  SCHEDULE "C"



MINA REAL LIABILITIES

Limited to those liabilities arising from capital and operating expenditures approved by Rochester and incurred in the normal course of business by Mina Real.

                                  SCHEDULE "D"

            REPRESENTATIONS AND WARRANTIES OF ALB AND THE PRINCIPALS
                REPRESENTATIONS AND WARRANTIES OF THE PRINCIPALS

REPRESENTATION AND WARRANTIES OF ALB AND THE PRINCIPALS. Each of ALB the Principals hereby jointly and severally represents and warrants to Rochester, as representations and warranties that are true at the date hereof and on the Closing Date, and acknowledges that Rochester is relying on each of the following representations and warranties in entering into this Agreement that:

         (a) STATUS - ALB is a corporate duly organized, validly existing and is in good standing with all of its corporate filings required under the laws of its incorporating jurisdiction and:

                  (i) is in good standing and up-to-date with all its corporate filings required under the laws of its incorporating jurisdiction; and

                  (ii)     does   not   have   any   subsidiaries   and  has  no
                           participation in any company, limited partnership or sole proprietorship other than Mina Real.

         (b) CAPACITY - ALB has all requisite power and capacity to carry on its business now carried on by it and to own, have or acquire the assets or interests now owned or leased by it or proposed to be acquired by it and to execute and deliver this Agreement, to carry out the transactions to which it is a party and to duly observe and perform all its covenants set out herein;

         (c) AUTHORITY - upon the execution and delivery of this Agreement by ALB this Agreement constitutes a legal, valid and binding obligation of ALB, enforceable against ALB in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies;

         (d) NO AUTHORIZATIONS - except as otherwise provided in this Agreement, no Approval of any Governmental Authority or filing by ALB, Mina Real or any other party with any Governmental Authority is required in order for ALB:

                  (i) to duly perform and observe the terms and provisions of this Agreement;

                  (ii) to execute and deliver all other documents and instruments to be delivered by each of them pursuant to this Agreement; and

                  (iii) to render this Agreement legal, valid, binding and enforceable as against ALB in accordance with its terms;

         (e) NO DEFAULT/APPROVALS - neither the execution and delivery of this Agreement nor the due observance and performance by ALB of its obligations contemplated herein shall:

                  (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the
                           Constating Documents of ALB or Mina Real any agreement to which ALB or Mina Real are bound;

                  (ii) result in a breach or violation by ALB or Mina Real of any of the terms, conditions or provisions of any law, judgment, order, injunction, decree or ruling to which either of them is subject; or

                  (iii) give any other Person any right of termination, cancellation, acceleration in respect of, or constitute a material breach of or material default under, any material agreement, instrument or commitment to which ALB or Mina Real is a party or by which the Concessions are bound or affected;

         (f) ACTS OF BANKRUPTCY - Neither ALB nor Mina Real is insolvent, has proposed a compromise or arrangement to its creditors generally, has taken any proceedings with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of its assets and at present, no encumbrancer or receiver has taken possession of any of its property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against it;

         (g) COMPLIANCE WITH LAWS - ALB is not in default of any requirement under any applicable corporate, securities or taxation laws or other laws to which it is subject which would result in a material adverse effect on the business, operations or financial condition of Rochester as a whole

         (h) PERMITS AND LICENCES - ALB holds all licences and permits that are required for carrying on its business in the manner in which such business will need to be carried on in order for ALB and Mina Real to meet its obligations under this Agreement;

         (i)      ORGANIZATION OF ALB -

                  (i) ALB has an unlimited authorized capital of which 7,706,000 ALB Shares (the "Issued ALB Shares") are issued and outstanding and registered in the names of the Shareholders as set out in the signature pages of this Agreement;

                  (ii) All of the Issued ALB Shares are all validly issued and outstanding as fully paid and non-assessable shares;

                  (iii) no Person has any right, present or future, contingent or absolute, to require ALB to issue any shares in its capital and, in particular, there are no outstanding securities of ALB which are convertible into shares in the capital of ALB and there are no outstanding options on or rights to subscribe for any of the unissued shares in the capital of ALB;

         (j)      CONCESSIONS -

                  (i)      Mina  Real   legally   and   beneficially   owns  the
                           Concessions in accordance with applicable laws and Approvals in Mexico;

                  (ii) Schedule "A" sets forth a true and complete list of all mining concessions forming part of the Concessions or an up to date title report concerning the statutes of the concessions.

                  (iii) the transactions contemplated by this Agreement do not constitute a default by Mina Real under any of the Concessions and no consents or Approvals are required from any Governmental Authority or other third party with respect to the transactions contemplated hereunder;

                  (iv) neither ALB nor Mina Real or any associated or affiliated person is bound to any third party with respect to any other options to purchase, or granting any preferential rights to the acquisition of any of the Concessions other than Rochester;

                  (v) the Concessions have been duly acquired by or granted to Mina Real and no interest in or right to acquire the Concessions has been transferred by ALB or Mina Real or any associated or affiliated person other than Rochester;

                  (vi) to the best of ALB's knowledge, Mina Real has fulfilled all obligations to acquire 100% of the Concessions other than the payment of the CHM Debt] such Concessions are duly registered with the Mexican Mining Bureau and Mina Real has not given cause for the forfeiture of the Concessions under the aforementioned law and the indicated mining titles;

                  (vii)    to the best of ALB's knowledge,  there is no legal or
                           illegal   occupation  by  third  parties  within  the
                           surficial area of any of the Concessions;

                  (viii) no third party has any type of rights to occupy, own or acquire the Concessions as lessee or otherwise;

                  (ix) no third party is entitled to a royalty of any kind in respect of the Concessions except pursuant to the Royalty Agreement; and

                  (x) to the knowledge of ALB, there are no matters affecting the right, title and interest of Mina Real in and to the Concessions which would materially impair the ability of Mina Real to conduct mineral exploration, exploitation and/or production thereon;

         (k) STATUS AND CAPACITY OF MINA REAL - Mina Real is a corporation duly registered and validly in existence in accordance with the laws of its incorporating jurisdiction, and:

                  (i) is in good standing and up-to-date with all its corporate filings required under the laws of its incorporating jurisdiction;

                  (ii) has the corporate power and capacity to carry on the business now carried on by it and to own, lease or acquire the assets or interests in assets now owned or leased by it or proposed to be acquired by it;

                  (iii) is duly qualified to carry on business in each jurisdiction in Mexico which the conduct of its business or the ownership or leasing of its Concessions and assets makes such qualification necessary;

                  (iv) is not in default of any requirement under any applicable corporate, securities or taxation laws or other laws to which it is subject which would result in a material adverse effect on the Concessions, its business, operations or financial condition as a whole; and

                  (v)      does   not   have   any   subsidiaries   and  has  no
                           participation in any company, limited partnership or sole proprietorship;

         (l)      ORGANIZATION OF MINA REAL -

                  (i) Mina Real has a minimum fixed capital of $100,000 Mexican Pesos of which 100 Mina Real Shares are issued and outstanding;

                  (ii) 49 Mina Real Shares are beneficially owned by ALB and registered as follows:

                           ALB         48 Mina Real Shares
                           Davila       1 Mina Real Shares

                  (iii) Rochester is the registered owner of 40 Mina Real Shares and beneficially owns 11 Mina Real Shares which are in the process of being transferred from ALB;

                  (iv) the Mina Real Shares are all validly issued and outstanding as fully paid and non-assessable shares and are free and clear of all Encumbrances and are shares with a right to vote;

                  (v) no Person has any right, present or future, contingent or absolute, to require Mina Real to issue any share in its capital and, in particular, there are no outstanding securities of Mina Real which are convertible into shares in the capital of Mina Real and there are no outstanding options on or rights to subscribe for any of the unissued shares in the capital of Mina Real, or any agreements, options or understandings capable of becoming options or agreements to purchase the Mina Real Shares;

                  (vi) on the Closing Date, no Person other than ALB or Davila will have any right of any kind or nature to vote the Mina Real Shares owned by ALB; and

                  (vii) on the Closing Date, ALB shall have the complete and absolute right to sell, to transfer and to cede legal and beneficial title to the Mina Real Shares to Rochester, without the existence of preferential rights or acquisition options created by the
                           Constating  Documents  or  other  agreements  of Mina
                           Real;

         (m) NO FINDERS FEES - ALB and Mina Real have not incurred any liability for broker's or finder's fees of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement;

         (n) NO LITIGATION - to ALB and Mina Real's knowledge, there is no public or private litigation, arbitration, proceeding or governmental investigation pending or threatened involving ALB or Mina Real which may, if adversely determined, materially and adversely affect ALB or Mina Real; and

         (o)      FINANCIAL STATUS OF ALB AND MINA REAL -

                  (i) the financial records of ALB and Mina Real are true, correct and complete in all material respects and accurately and fairly represent the financial condition of

                           ALB and Mina Real as of the date of this Agreement and have been provided to Rochester;

                  (ii) ALB has no outstanding liabilities or debts of any nature or kind whether direct, indirect, absolute, contingent or otherwise except as described in Schedule "B"

                  (iii) Mina Real has no outstanding liabilities or debts of any nature or kind whether direct, indirect, absolute, contingent or otherwise except as described in Schedule "C";

         (p) TAX LIABILITIES - all Tax returns and reports of ALB and Mina Real required by law to have been filed have been filed and are substantially true, complete and correct and all Taxes and other government charges of any kind whatsoever and any penalties, charges and interest in respect of the foregoing of ALB and Mina Real have been paid or accrued in the financial statements attached to Schedule "G";

         (q) ENVIRONMENTAL MATTERS - To the best of ALB's and the Principals' knowledge, information and belief, conditions on and relating to the Concessions and operations conducted by ALB thereon are in compliance with all applicable laws, regulations or orders relating to environmental matters. To the best of ALB's and the Principal's knowledge, information and belief, there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Concessions and the conduct of operations related thereto, it has not received any notice of the same and it is not aware of any basis on which any such order or direction could be made.

                                  SCHEDULE "E"


                   REPRESENTATIONS AND WARRANTIES OF ROCHESTER

Rochester represents and warrants to ALB, as representations and warranties that are true at the date hereof, and acknowledges that ALB and Davila are relying on each of the following representations and warranties in entering this Agreement that:

         (a) STATUS - Rochester is a corporation duly organized, validly existing and is in good standing with all of its corporate filings required under the laws of its incorporating jurisdiction and is a "reporting issuer" and is not in material default of its continuous disclosure obligations under the securities laws of the Provinces of British Columbia and Alberta and:

                  (i) is in good standing and up-to-date with all its corporate filings required under the laws of its incorporating jurisdiction; and

                  (ii)     does   not   have   any   subsidiaries   and  has  no
                           participation in any company, limited partnership or sole proprietorship other than Rochester.

         (b) CAPACITY - Rochester has all requisite corporate power and capacity to carry on its business now carried on by it and to own, have or acquire the assets or interests now owned or leased by it or proposed to be acquired by it and to execute and deliver this Agreement, to carry out the transactions to which it is a party and to duly observe and perform all its covenants set out herein;

         (c) AUTHORITY - the execution and delivery of this Agreement by Rochester, this Agreement constitutes a legal, valid and binding obligation of Rochester enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies;

         (d) NO AUTHORIZATIONS - except for the requirement to obtain the consent of the TSX-V required by the TSX-V to the transactions contemplated by this Agreement or as otherwise provided in this Agreement, no Approval of any Governmental Authority or filing by Rochester or any other party with any Governmental Authority, is required in order for Rochester:

                  (i) to duly perform and observe the terms and provisions of this Agreement;

                  (ii) to execute and deliver all other documents and instruments to be delivered by Rochester pursuant to this Agreement; and


                  (iii) to render this Agreement legal, valid, binding and enforceable as against Rochester in accordance with its terms;


         (e) NO DEFAULT/APPROVALS - neither the execution and delivery of this Agreement nor the due observance and performance by Rochester of its obligations contemplated herein shall:

                  (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the Constating Documents of Rochester or any agreement to which Rochester is bound;

                  (ii) result in a breach or violation by Rochester of any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, ruling or award to which Rochester is subject; or

                  (iii) give any other Person any right of termination, cancellation, acceleration in respect of, or constitute a material breach of or material default under, any material agreement, instrument or commitment to which Rochester is a party or by which its properties are bound or affected;

         (f) ACTS OF BANKRUPTCY - Rochester is not insolvent, has not proposed a compromise or arrangement to its creditors generally, has not taken any proceedings with respect to a compromise or arrangement, has not taken any proceeding to have itself declared bankrupt or wound-up, has not taken any proceeding to have a receiver appointed of any part of its assets and at present, no encumbrancer or receiver has taken possession of any of its property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against it;

         (g) COMPLIANCE WITH LAWS - Rochester is not in default of any requirement under any applicable corporate, securities or taxation laws or other laws to which it is subject which would result in a material adverse effect on the business, operations or financial condition of Rochester as a whole

         (h) PERMITS AND LICENCES - Rochester holds all licences and permits that are required for carrying on its business in the manner in which such business will need to be carried on in order for Rochester to meet its obligations under this Agreement;

         (i) ISSUANCE OF THE ROCHESTER SHARES. - upon their issuance, the Rochester Shares will be validly issued and outstanding fully paid and non-assessable common shares of Rochester registered as directed by the Shareholders, free and clear of all Encumbrances;

         (j) DISCLOSURE DOCUMENTS - all disclosure documents of Rochester filed under the securities laws of the Provinces of British Columbia and Alberta including, but not limited to, financial statements, prospectuses, offering memorandums, information circulars, material change reports and shareholder communications contain no untrue statement of a material fact as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

         (k) NO FINDERS FEES - Rochester has not incurred any liability for broker's or finder's fees of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

         (l) NO LITIGATION - to Rochester's knowledge, there is no public or private litigation, arbitration, proceeding or governmental investigation pending or threatened involving any of Rochester or any of its subsidiary companies which may, if adversely determined, materially and adversely affect Rochester;

         (m) FINANCIAL STATEMENTS - the audited financial statements of Rochester for its fiscal year ended May 31, 2006 and the unaudited financial statements of Rochester for the three-month period ended August 31, 2006 (collectively, the "Rochester Financial Statements"), copies of which have been filed publicly with the British Columbia and Alberta Securities Commissions and are available on SEDAR, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of Rochester for the periods then ended and the Rochester Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis;

         (n) MATERIAL LIABILITIES - there are no material liabilities of Rochester, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the Rochester Financial Statements except those incurred in the ordinary course of business of Rochester since August 31, 2006 and such liabilities are recorded in the books and records of Rochester; and

         (o) TAX LIABILITIES - all tax returns and reports of Rochester required by law to have been filed have been filed and are substantially true, complete and correct and all Taxes have been paid or accrued in the Rochester Financial Statements.

                                  SCHEDULE "F"


                             U.S. SHAREHOLDER LETTER
                             (FOR U.S. PERSONS ONLY)


                               ACCREDITED INVESTOR



Rochester Resources Ltd.
400-535 Howe Street
Vancouver, BC
V6C 2Z4


Dear Sirs:

         In connection with the acquisition by Rochester Resources Ltd. ("Rochester" or the "Company") of 100% of the issued and outstanding shares of ALB Holdings Ltd. ("ALB") by way of share exchange, and in consideration of the common shares of Rochester (the "Securities") tendered in exchange for all of my shares of common stock of ALB, I confirm and agree as follows:

         (a)      I am authorized to acquire the Securities;

         (b) I understand that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, that the issuance of Securities contemplated hereby is being made to "accredited investors" (as defined in paragraph (c) below) in reliance on a private placement exemption;

         (c) I am an "accredited investor" within the meaning of Rule 501 under the Securities Act and am acquiring the Securities for my own account, or for one or more investor accounts for which I am acting as fiduciary or agent and each such investor account is an "accredited investor," and satisfy one or more of the categories of "accredited investor" indicated below (THE UNDERSIGNED MUST INITIAL THE APPROPRIATE LINE(S)):

                   Category 1.      A bank, as defined in Section 3(a)(2) of the
         ---------                  U.S.  Securities Act,  whether acting in its
                                    individual or fiduciary capacity; or

                   Category 2.      A  savings  and  loan  association  or other
         ---------                  institution as defined in Section 3(a)(5)(A)
                                    of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

                   Category 3.      A broker or dealer  registered  pursuant  to
         ---------                  Section 15 of the United  States  SECURITIES
                                    EXCHANGE ACT OF 1934; or

                   Category 4.      An  insurance  company as defined in Section
         ---------                  2(13) of the U.S. Securities Act; or

                   Category 5.      An investment  company  registered under the
         ---------                  United  States  INVESTMENT  COMPANY  ACT  OF
                                    1940; or

                   Category 6.      A business development company as defined in
         ---------                  Section   2(a)(48)  of  the  United   States
                                    INVESTMENT COMPANY ACT OF 1940; or

                   Category 7.      A small business investment company licensed
         ---------                  by the U.S.  Small  Business  Administration
                                    under  Section  301 (c) or (d) of the United
                                    States  SMALL  BUSINESS  INVESTMENT  ACT  OF
                                    1958; or

                   Category 8.      A  plan  established  and  maintained  by  a
         ---------                  state,  its  political  subdivisions  or any
                                    agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

                   Category 9.      An employee  benefit plan within the meaning
         ---------                  of the  United  States  EMPLOYEE  RETIREMENT
                                    INCOME  SECURITY  ACT OF 1974 in  which  the
                                    investment   decision  is  made  by  a  plan
                                    fiduciary,  as defined  in Section  3(21) of
                                    such Act,  which is  either a bank,  savings
                                    and loan  association,  insurance company or
                                    registered   investment   adviser,   or   an
                                    employee  benefit  plan with total assets in
                                    excess   of  U.S.   $5,000,000   or,   if  a
                                    self-directed    plan,    with    investment
                                    decisions made solely by persons who are accredited investors; or

                   Category 10.     A private  business  development  company as
         ---------                  defined in Section  202(a)(22) of the United
                                    States INVESTMENT ADVISERS ACT OF 1940; or

                   Category 11.     An   organization   described   in   Section
         ---------                  501(c)(3)  of  the  United  States  INTERNAL
                                    REVENUE CODE, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

                   Category 12.     Any  director  or  executive  officer of the
         ---------                  Corporation; or

                   Category 13.     A natural person whose individual net worth,
         ---------                  or  joint  net  worth  with  that   person's
                                    spouse,   at   the   date   hereof   exceeds
                                    U.S.$1,000,000; or

                   Category 14.     A  natural  person  who  had  an  individual
         ---------                  income in excess of  U.S.$200,000 in each of
                                    the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

                   Category 15.     A trust,  with  total  assets  in  excess of
         ---------                  U.S.$5,000,000,  not formed for the specific
                                    purpose of acquiring the securities offered,
                                    whose    purchase    is    directed   by   a
                                    sophisticated  person as  described  in Rule
                                    506(b)(2)(ii) under the U.S. Securities Act;
                                    or

                   Category 16.     Any entity in which all of the equity owners
         ---------                  meet the requirements of at least one of the
                                    above categories;

         (d) I agree that if I decide to offer, sell or otherwise transfer or pledge all or any part of the Securities, I will not offer, sell or otherwise transfer or pledge any of such Securities (other than pursuant to an effective registration statement under the Securities Act), directly or indirectly unless:

                  (i)      the transfer is to the Company;

                  (ii) the transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

                  (iii) the transfer is inside the United States pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, and if requested by the Company I have furnished an opinion of counsel of recognized standing reasonably satisfactory to the Company to that effect; or

                  (iv) the securities are transferred in a transaction that does not require registration under the Securities Act or any applicable state securities laws, and the Shareholder has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Company;


         (e) I understand and acknowledge that the Securities are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state laws and regulations, each certificate representing the Common Shares and all certificates issued in exchange thereof or in substitution thereof, will bear a legend in substantially the following form:

         "The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). These securities may be offered, sold, pledged or otherwise transferred only (a) to the company, (b) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act,
         (c) within the United States (1) in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws or (2) with the prior consent of the Company, in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws, and the holder has furnished to the Company an opinion to such effect from counsel of recognized standing reasonably satisfactory to the Company prior to such offer, sale or transfer. Delivery of this certificate may not constitute "good delivery" in settlement of transactions on stock exchanges in Canada. Provided that the Company is a "foreign issuer" within the meaning of Regulation S at the time of sale, a new certificate bearing no legend may be obtained from the Company's registrar and transfer agent, upon delivery of this certificate and a duly executed declaration, in a form satisfactory to the Company's registrar and transfer agent to the effect that such sale is being made in accordance with Rule 904 of Regulation S under the U.S. Securities Act."


PROVIDED, that if any of the Common Shares are being sold outside the United States in compliance with Rule 904 of Regulation S under the Securities Act, at a time when the Company is a "foreign issuer" as defined in Rule 902 under the Securities Act, the legend set forth above may be removed by providing a declaration (and if required by and the Company's transfer agent for the Securities, an opinion of counsel, of recognized standing reasonably satisfactory to the transfer agent) to the Company and its transfer agent in the form attached hereto as ADDENDUM A (or as the Company may from time to time prescribe); and

PROVIDED FURTHER, that if any of the Common Shares are being sold pursuant to Rule 144 of the Securities Act, the legend may be removed by delivery to the Company's transfer agent of an opinion satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the Securities Act or state securities laws;


         (f) I been fully advised of the financial condition of the Company and have received and read a copy of the Filing Statement of the Company available to the public on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com;


         (g) I have been provided with all materials and information requested by me or my representatives, including any information requested to verify any information furnished, and I have been provided the opportunity for direct communication with the Company and its representatives, including the opportunity to ask questions of and receive answers from the executive officers and directors of the Company.

         (h) I understand the risks of an investment in the Company and acknowledge that an investment in the Company involves high risks. My financial condition is such that I am able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of the entire investment in the Securities.

         (i) I, either alone or with my purchaser representative, have sufficient knowledge and experience in financial and business matters and am capable of evaluating the merits and risks of this investment and of making an informed investment decision with respect to the Securities.

         (j) I was not solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Securities.

         (k) I am subscribing to the Securities for my own account or for the account of another accredited investor for which I am exercising sole investment discretion for investment purposes only and not with a view for resale or distribution in the United States (provided, however, that shareholder may sell or otherwise dispose of the Securities in accordance with applicable legal requirements and the conditions set forth in paragraph (e) hereof). I do not intend to divide my participation with others.

         (l) I understand and acknowledge that the Company (i) is under no obligation to be or to remain a "foreign issuer" (as such term is defined in Regulation S), (ii) may not, at the time we sell the Securities or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Company not to be a foreign issuer. If the Company is not a foreign issuer at the time of any sale pursuant to Rule 904 of Regulation S, the certificate delivered to the buyer may continue to bear the legend contained in paragraph (e) above.

         (m) I have obtained to the extent deemed necessary, my own professional advice with respect to an investment in the Securities in light of my financial condition and investment needs. I understand and acknowledge that
(i) I am solely responsible for obtaining such tax and legal advice as I consider appropriate in connection with the execution, delivery and performance by me of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to in Section (e) above); and
(ii)the Company's counsel is acting solely as counsel to the Company and not as counsel to me;

         (n) I agree to indemnify the Company and any person participating in the offering on its behalf and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of:(i) any inaccuracy in my declarations, representations, and warranties set forth herein or made by me to the Company in connection with this Agreement; (ii) the disposition of any of the Securities which I will receive, contrary to my declarations, representations, and warranties set forth in this Agreement; and
(iii)any action, suit, or proceeding based on (i) the claim that my declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any or any part of the Securities. I grant to the Company the right to setoff against any amounts payable by the Company to me, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorneys' fees) which are incurred on account of or arising out of my indemnity of the Company.

         (0) This Shareholder Letter will constitute a legal, valid and binding contract enforceable against me in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking made by me or to which I or my properties am or are subject.

         (p) I understand and acknowledge that the foregoing representations, warranties and agreements contained herein were made by me with the intent that they may be relied upon by the Company in determining my eligibility to acquire the Securities. I further agree that by accepting the Securities I shall be representing and warranting that the foregoing representations and warranties shall survive the acquisition by me of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by me of the Securities.

         The Company is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                            [SIGNATURE PAGE FOLLOWS]

AGREED THIS              DAY OF                           , 2006.
            ------------       ---------------------------

----------------------------------------------
Shareholder's Legal Name

Number of ALB Common Shares owned:
                                  ------------------------------


By:

If a Corporation, Partnership
        or Other Entity:                   If an Individual:


-------------------------------------      -------------------------------------
Name of Entity                               Signature


-------------------------------------      -------------------------------------
Type of Entity                               Print or Type Name


-------------------------------------
Signature of Person Signing


-------------------------------------
Print or Type Name of Person Signing


-----------------------------------------
Official capacity of authorized signatory
(PLEASE PRINT)



Shareholder's Permanent Business or Residence Address:


-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
City                               State                     Zip Code


-----------------------------------------
Business or Residence Telephone

                                   ADDENDUM A

                            U.S. ACCREDITED INVESTOR

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the common shares of ROCHESTER RESOURCES LTD. (the "Corporation"):

The undersigned acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States SECURITIES ACT OF 1933, as amended (the "U.S. Securities Act"), and certifies that: (1) the undersigned is not an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or
(b) the transaction was executed on or through the facilities of the TSX Venture Exchange or any other designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); and the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated                                 ,         .
      --------------------------------  --------


                                  X
                                   ---------------------------------------------
                                   Signature of individual (if Purchaser IS an individual)


                                  X
                                   ---------------------------------------------
                                   Authorized signatory (if Purchaser is NOT an individual)


                                   ---------------------------------------------
                                   Name of Purchaser (PLEASE PRINT)


                                   ---------------------------------------------
                                   Name of authorized signatory (PLEASE PRINT)


                                   ---------------------------------------------
                                   Official capacity of authorized signatory
                                   (PLEASE PRINT)

                                  SCHEDULE "G"


                             U.S. SHAREHOLDER LETTER
                             (FOR U.S. PERSONS ONLY)

                             NONACCREDITED INVESTOR



Rochester Resources Ltd.

400-535 Howe Street
Vancouver, BC
V6C 2Z4

Dear Sirs:

                  In connection with the acquisition by Rochester Resources Ltd. ("Rochester" or the "Company") of 100% of the issued and outstanding shares of ALB Holdings Ltd. ("ALB") by way of share exchange, and in consideration of the common shares of Rochester (the "Securities") tendered in exchange for all of my shares of common stock of ALB, I confirm and agree as follows:

         (a)      I am authorized to acquire the Securities;


         (b) I understand that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, that the issuance of Securities contemplated hereby is being made to "accredited investors" (as defined by Rule 501 under the Securities Act) and to "sophisticated purchasers" as described in Rule 506 under the Securities Act in reliance on a private placement exemption;


         (c) OFFEREE QUESTIONNAIRE. I understand and agree that the information elicited by the questions below is to enable the Company to determine whether I meet the suitability requirements for purchasers under Regulation D promulgated under the Securities Act, or similar requirements of other applicable securities laws and that the request to complete the questions below does not constitute an offer of Securities. The Company will rely upon the information contained herein for the purpose of such determination and for the purpose of offering and selling the Securities.

                  I understand that the Company may, in its sole discretion, refuse to issue Shares to any U.S. shareholder who is unable to meet its suitability requirements. The Company may require confirmation of my suitability by requesting further evidence satisfactory to it that an exemption from the registration requirements of the Securities Act and applicable state securities laws is available.

                  I understand and agree that (i) upon signing this Shareholder Letter no subscription will be accepted prior to the receipt by the Company of the information required below and any other subscription documents, and satisfaction of such further conditions as may be agreed upon between the Company and the undersigned in connection with the offer of the Securities, and
(ii) agree that the Company may present this Shareholder Letter (and my answers contained herein) to such parties as it deems appropriate to establish the availability of an exemption from registration of the Securities under the applicable federal and state securities laws and for other corporation purposes.

         1. Please state whether you feel that you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of an investment in the securities of the Company and, therefore, that you feel you need not utilize any other person or a offeree representative in connection with evaluating the investment.

                   Yes                 No
         ---------           ---------

         2. Please list your knowledge and experience in financial and business matters (such as present or past occupations, education, investments, or other matters) which you believe qualify you as being capable of evaluating the merits and risks of this investment (use other side if space is inadequate):






         3. Please state the percentage of your net worth (including spouse's) constituting liquid assets (cash, marketable securities, or other assets readily convertible to cash):

         Approximately           percent.
                      -----------

         4. Please state whether you have previously participated in other private placements of securities:

                   Yes                 No
         ---------           ---------

         5. Please state the types of investments you have previously participated in (use other side if space is inadequate):





         6. Please state whether you have previously made investments in start up or development phase companies:

                   Yes                 No
         ---------           ---------

         7.       Is  your  net  worth   (including   your  home,   furnishings,
insurance, and personal automobiles) in excess of:

               $50,000        $100,000        $250,000        $500,000 or over
         ------         ------          ------          ------

         8. Do you intend to rely upon the advice of an attorney, accountant or other advisor as your Representative in making this investment decision?

                   Yes                 No
         ---------           ---------

         IF THE ANSWER TO 8 IS "YES", PLEASE COMPLETE THE INFORMATION ON ATTACHED ADDENDUM B

         9. Please state whether you feel that you are able to bear the economic risk of an investment in securities of the Company. Before answering, please consider whether you are able to hold the securities for an indefinite period of time, and whether at this time you are able to afford a complete loss of your investment.

                   Yes                 No
         ---------           ---------

         (d) I agree that if I decide to offer, sell or otherwise transfer or pledge all or any part of the Securities, I will not offer, sell or otherwise transfer or pledge any of such Securities (other than pursuant to an effective registration statement under the Securities Act), directly or indirectly unless:

                  (i)      the transfer is to the Company;

                  (ii) the transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

                  (iii) the transfer is inside the United States pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, and if requested by the Company I have furnished an opinion of counsel of recognized standing reasonably satisfactory to the Company to that effect; or

                  (iv) the securities are transferred in a transaction that does not require registration under the Securities Act or any applicable state securities laws, and the Shareholder has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Company;


         (e) I understand and acknowledge that the Securities are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state laws and regulations, each certificate representing the Common Shares and all certificates issued in exchange thereof or in substitution thereof, will bear a legend in substantially the following form:

         "The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). These securities may be offered, sold, pledged or otherwise transferred only (a) to the company, (b) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act,
         (c) within the United States (1) in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws or (2) with the prior consent of the Company, in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws, and the holder has furnished to the Company an opinion to such effect from counsel of recognized standing reasonably satisfactory to the Company prior to such offer, sale or transfer. Delivery of this certificate may not constitute "good delivery" in settlement of transactions on stock exchanges in Canada. Provided that the Company is a "foreign issuer" within the meaning of Regulation S at the time of sale, a new certificate bearing no legend may be obtained from the Company's registrar and transfer agent, upon delivery of this certificate and a duly executed declaration, in a form satisfactory to the Company's registrar and transfer agent to the effect that such sale is being made in accordance with Rule 904 of Regulation S under the U.S. Securities Act."

PROVIDED, that if any of the Common Shares are being sold outside the United States in compliance with Rule 904 of Regulation S under the Securities Act, at a time when the Company is a "foreign issuer" as defined in Rule 902 under the Securities Act, the legend set forth above may be removed by providing a declaration (and if required by and the Company's transfer agent for the Securities, an opinion of counsel, of recognized standing reasonably satisfactory to the transfer agent) to the Company and its transfer agent in the form attached hereto as ADDENDUM A (or as the Company may from time to time prescribe); and

PROVIDED FURTHER, that if any of the Common Shares are being sold pursuant to Rule 144 of the Securities Act, the legend may be removed by delivery to the Company's transfer agent of an opinion satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the Securities Act or state securities laws;


         (f) I been fully advised of the financial condition of the Company and have received and read a copy of the Filing Statement of the Company available to the public on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com;


         (g) I have been provided with all materials and information requested by me or my representatives, including any information requested to verify any information furnished, and I have been provided the opportunity for direct communication with the Company and its representatives, including the opportunity to ask questions of and receive answers from the executive officers and directors of the Company.


         (h) I understand the risks of an investment in the Company and acknowledge that an investment in the Company involves high risks. My financial condition is such that I am able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of the entire investment in the Securities.


         (i) I, either alone or with my purchaser representative, have sufficient knowledge and experience in financial and business matters and am capable of evaluating the merits and risks of this investment and of making an informed investment decision with respect to the Securities.


         (j) I was not solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Securities.


         (k) I am subscribing to the Securities for my own account or for the account of another accredited investor for which I am exercising sole investment discretion for investment purposes only and not with a view for resale or distribution in the United States (provided, however, that shareholder may sell or otherwise dispose of the Securities in accordance with applicable legal requirements and the conditions set forth in paragraph (e) hereof). I do not intend to divide my participation with others.

         (l) I understand and acknowledge that the Company (i) is under no obligation to be or to remain a "foreign issuer" (as such term is defined in Regulation S), (ii) may not, at the time we sell the Securities or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Company not to be a foreign issuer. If the Company is not a foreign issuer at the time of any sale pursuant to Rule 904 of Regulation S, the certificate delivered to the buyer may continue to bear the legend contained in paragraph (e) above.


         (m) I have obtained to the extent deemed necessary, my own professional advice with respect to an investment in the Securities in light of my financial condition and investment needs. I understand and acknowledge that
(i) I am solely responsible for obtaining such tax and legal advice as I consider appropriate in connection with the execution, delivery and performance by me of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to in Section (e) above); and (ii) the Company's counsel is acting solely as counsel to the Company and not as counsel to me;


         (n) I agree to indemnify the Company and any person participating in the offering on its behalf and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of: (i) any inaccuracy in my declarations, representations, and warranties set forth herein or made by me to the Company in connection with this Agreement; (ii) the disposition of any of the Securities which I will receive, contrary to my declarations, representations, and warranties set forth in this Agreement; and
(iii)any action, suit, or proceeding based on (i) the claim that my declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any or any part of the Securities. I grant to the Company the right to setoff against any amounts payable by the Company to me, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorneys' fees) which are incurred on account of or arising out of my indemnity of the Company.


         (o) This Shareholder Letter will constitute a legal, valid and binding contract enforceable against me in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking made by me or to which I or my properties am or are subject.


         (p) I understand and acknowledge that the foregoing representations, warranties and agreements contained herein were made by me with the intent that they may be relied upon by the Company in determining my eligibility to acquire the Securities. I further agree that by accepting the Securities I shall be representing and warranting that the foregoing representations and warranties shall survive the acquisition by me of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by me of the Securities.

                  The Company is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                            [SIGNATURE PAGE FOLLOWS]

AGREED THIS              DAY OF                           , 2006.
             -----------        --------------------------

----------------------------------------------
Shareholder's Legal Name

Number of ALB Common Shares owned:
                                  ----------------------------


By:

If a Corporation, Partnership
        or Other Entity:                   If an Individual:


----------------------------------         -------------------------------------
Name of Entity                             Signature


----------------------------------         -------------------------------------
Type of Entity                             Print or Type Name


-----------------------------------------
Signature of Person Signing


-----------------------------------------
Print or Type Name of Person Signing


-----------------------------------------
Official capacity of authorized signatory
(PLEASE PRINT)



Shareholder's Permanent Business or Residence Address:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
City                               State                     Zip Code


-----------------------------------------
Business or Residence Telephone

                                   ADDENDUM A

                            U.S. ACCREDITED INVESTOR

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the common shares of ROCHESTER RESOURCES LTD. (the "Corporation"):

The undersigned acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States SECURITIES ACT OF 1933, as amended (the "U.S. Securities Act"), and certifies that: (1) the undersigned is not an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or
(b) the transaction was executed on or through the facilities of the TSX Venture Exchange or any other designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); and the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated                                 ,         .
      --------------------------------  --------


                                  X
                                   ---------------------------------------------
                                   Signature of individual (if Purchaser IS an individual)


                                  X
                                   ---------------------------------------------
                                   Authorized signatory (if Purchaser is NOT an individual)


                                   ---------------------------------------------
                                   Name of Purchaser (PLEASE PRINT)


                                   ---------------------------------------------
                                   Name of authorized signatory (PLEASE PRINT)


                                   ---------------------------------------------
                                   Official capacity of authorized signatory
                                   (PLEASE PRINT)

                                  ADDENDUM B TO

                    NONACCREDITED INVESTOR SHAREHOLDER LETTER


                          BUSINESS ADVISOR INFORMATION

     (To be completed only if Shareholder's answer to question 8 was "Yes")



Name of Advisor
                  ---------------------------------------------------------

Business Address
                  ---------------------------------------------------------

         ------------------------------------------------------------------


         ------------------------------------------------------------------
         Telephone Number                      Occupation



         2.8(a)   Information   disclosed   to  me  by  offeree   representative
concerning his or her relationship with the Company, its agent or affiliates (if none, write "None"):


         2.8(b)   Information   disclosed   to  me  by  offeree   representative
concerning his or her economic interest in the Company, its officers, directors, agents or its or their affiliates (if none, write "None"):




















NOTE: THE ADVISOR MUST COMPLETE A SHAREHOLDER REPRESENTATIVE DISCLOSURE QUESTIONNAIRE.

NOTE: THE ADVISOR MUST NOT BE AN AFFILIATE, DIRECTOR, OFFICER OR EMPLOYEE OR 10% STOCKHOLDER OF THE COMPANY UNLESS THE SHAREHOLDER IS RELATED TO THE ADVISOR BY BLOOD, MARRIAGE OR ADOPTION, NO MORE REMOTELY THAN FIRST COUSIN.